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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):  JULY 5, 2006


                                   NEXEN INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)


             801 - 7TH AVENUE S.W.
           CALGARY, ALBERTA, CANADA                              T2P 3P7
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     (Address of Principal Executive Offices)                   (Zip Code)


                                 (403) 699-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02(d)    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                DIRECTORS; APPOINT OF PRINCIPAL OFFICERS.

               On July 5, 2006, the Honourable A. Anne McLellan, P.C. was nominated to the board of directors (the "Board") of Nexen Inc. (the "Company").

               Ms. McLellan brings many years of senior political and policy making experience to the Board. Ms. McLellan has served four terms as the Liberal member of Parliament for Edmonton Centre between 1993 and 2006, holding numerous ministerial portfolios during her career. Between December 2003 and January 2006 she served as Deputy Prime Minister and Minister of Public Safety. In addition to these duties, she also chaired the Operations Committee and the Security, Public Health and Emergencies Committee, sat on the Aboriginal Affairs Committee, and was an ex-officio member of all other cabinet committees. In previous administrations, Ms. McLellan served as Minister of Health, Minister of Justice and Attorney General, and Minister of Natural Resources and Federal Interlocutor for Metis and Non-Status Indians.

               Ms. McLellan has also served on the Board of Directors of the Canadian Civil Liberties Association and Alberta Legal Aid, and was Vice-President of the University of Alberta's Faculty Association.


ITEM 8.01.     OTHER EVENTS

               On July 5, 2006, the Company issued a press release announcing that Ms. McLellan had joined the Board. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein in its entirety by reference.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

       (d)     Exhibits

               EXHIBIT
               NUMBER        DESCRIPTION
               -------       -----------

                 99.1        Press Release issued on July 5, 2006.



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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 5, 2006


                                      NEXEN INC.



                                      By: /s/  John B. McWilliams, Q.C.
                                          ----------------------------------
                                          Name:  John B. McWilliams, Q.C.
                                          Title: Senior Vice President,
                                                 General Counsel and Secretary





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                                 EXHIBIT INDEX



EXHIBIT NUMBER         TITLE
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     99.1              Press Release issued on July 5, 2006.